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                                                                      EXHIBIT 21

                       CVB FINANCIAL CORP. & SUBSIDIARIES

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                                                         CVB FINANCIAL CORP.
                                                          (Formed 4-27-81)
                                                Chairman of the Board - George Borba
                       Directors - John Borba, Ron Kruse**, John LoPorto, Jim Seley, San Vaccaro & Linn Wiley
                                                       President - Linn Wiley
                                            Chief Financial Officer - Edward Biebrich***
                                                Corporate Secretary - Donna Marchesi
                                                Board of Directors Meetings - Monthly


                            CITIZENS BUSINESS BANK                          GOLDEN WEST ENTERPRISES, INC.
                               (Formed 12-26-73                                    (Formed 2-23-81
                    Changed from Chino Valley Bank 4-1-96)        Chgd. from Golden West Enterprises, Inc. 7-1-02)
                       Chairman of the Board - G. Borba                   Chairman of the Board - G. Borba
                 Directors - J.Borba, Kruse**, LoPorto, Seley,      Directors - J.Borba, Kruse**, LoPorto, Seley,
                                Vaccaro & Wiley                                    Vaccaro & Wiley
                            President - Linn Wiley                            President - Mike Mayfield
                 Chief Financial Officer - Edward Biebrich***       Chief Financial Officer - Edward Biebrich***
                     Corporate Secretary - Donna Marchesi               Corporate Secretary - Donna Marchesi
                     Board of Directors Meetings - Monthly             Board of Directors Meetings - Quarterly


                                                    COMMUNITY TRUST DEED SERVICES
                                                          (Formed 3-25-83)
                                                Chairman of the Board - George Borba
                            Directors - J. Borba, R. Kruse**, J. LoPorto, J. Seley, S. Vaccaro & L. Wiley
                                                       President - Linn Wiley
                                            Chief Financial Officer - Edward Biebrich***
                                                Corporate Secretary - Donna Marchesi
                                  Board of Directors Meetings - January, April, May, July & October


                                                        CHINO VALLEY BANCORP*
                                                          (Formed 6-22-84)
                         (Originally Appraisal Concepts, Inc. - 12-18-91 chgd. To Premier Results, Inc. -
                                                3-20-96 chgd. To Chino Valley Bancorp)
                                                Chairman of the Board - George Borba
                            Directors - J. Borba, R. Kruse**, J. LoPorto, J. Seley, S. Vaccaro & L. Wiley
                                                       President - Linn Wiley
                                            Chief Financial Officer - Edward Biebrich***
                                                Corporate Secretary - Donna Marchesi
                                            Board of Directors Meetings - February & May
                                                 *shell company to protect the name


                                                         CVB VENTURES, INC.
                                                          (Formed 3-16-99)
                                                Chairman of the Board - George Borba
                            Directors - J. Borba, R. Kruse**, J. LoPorto, J. Seley, S. Vaccaro & L. Wiley
                                                       President - Linn Wiley
                                            Chief Financial Officer - Edward Biebrich***
                                                Corporate Secretary - Donna Marchesi
                                 Board of Directors Meetings - January, April, May, July and October


                                                      ORANGE NATIONAL BANCORP*
                            (Acq. 10-4-99 with Orange Nat'l. Bank - 2-7-00 chgd. from ONB Mortgage Corp.)
                                                Chairman of the Board - George Borba
                            Directors - J. Borba, R. Kruse**, J. LoPorto, J. Seley, S. Vaccaro & L. Wiley
                                                       President - Linn Wiley
                                            Chief Financial Officer - Edward Biebrich***
                                                Corporate Secretary - Donna Marchesi
                                            Board of Directors Meetings - February & May
                                                 *shell company to protect the name

                                          **Vice Chariman            ***Assistant Corp. Secretary
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